UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 22, 2013
(April 22, 2013)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On April 22, 2013, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNM Resources, Inc., entered into a $75 million Term Loan Agreement (the “Term Loan Agreement”) among PNM, the lenders identified therein, and Union Bank, N.A., as Administrative Agent. Funding of the Term Loan Agreement occurred on April 22, 2013, at which time the funds were used to repay $75 million in borrowings made under PNM's $400 million unsecured revolving credit facility, dated as of October 31, 2011 (the “PNM Revolver”). The repayment of borrowings under the PNM Revolver will not result in prepayment penalties.

PNM must pay interest on its borrowing under the Term Loan Agreement from time to time following funding and must repay all amounts on or before the maturity date of October 21, 2014.

The Term Loan Agreement includes customary covenants, including requirements to not exceed a maximum consolidated debt-to-consolidated capitalization ratio. The Term Loan Agreement also includes customary events of default. The Term Loan Agreement has a cross default provision and a change of control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of the lenders holding a specified percentage of the loans shall, declare the obligations outstanding under the Term Loan Agreement to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

        The description of the Term Loan Agreement is not complete and is qualified in its entirety by reference to the entire Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Union Bank, N.A. performs normal banking (including as a lender under the PNM Revolver) and investment banking and advisory services from time to time for PNM and its affiliates, for which it receives customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Term Loan Agreement dated as of April 22, 2013, among Public Service Company of New Mexico, as the Borrower, the lenders identified therein, and Union Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: April 22, 2013	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)